Exhibit (10)(f)
EXECUTION COPY

VULCAN MATERIALS COMPANY
and
WILMINGTON TRUST COMPANY,
Trustee
THIRD SUPPLEMENTAL INDENTURE
Dated as of February 3, 2009
to
SENIOR DEBT INDENTURE
Dated as of December 11, 2007
10.125% Notes due 2015
10.375% Notes due 2018

THIRD SUPPLEMENTAL INDENTURE, dated as of February 3, 2009 (this “Supplemental Indenture”), between Vulcan Materials Company, a corporation duly organized and existing under the laws of the State of New Jersey, having its principal office at 1200 Urban Center Drive, Birmingham, Alabama 35242 (the “Company”), and Wilmington Trust Company, a corporation duly organized and existing under the laws of the State of Delaware, as trustee (the “Trustee”).
WHEREAS, the Company executed and delivered the senior debt indenture, dated as of December 11, 2007, to the Trustee (as heretofore supplemented, the “Indenture”), to provide for the issuance of the Company’s notes or other evidences of indebtedness (the “Securities”), to be issued in one or more series;
WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for the establishment of two new series of its notes under the Indenture to be known as its “10.125% Notes due 2015” (the “2015 Notes”) and “10.375% Notes due 2018” (the “2018 Notes”), the form and substance of each of the series and the terms, provisions and conditions thereof to be set forth as provided in the Indenture and this Supplemental Indenture;
WHEREAS, the Board of Directors of the Company pursuant to resolutions duly adopted on November 12, 2007 and January 21, 2009, and the Pricing Committee thereof pursuant to resolutions duly adopted on January 23, 2009, have duly authorized the issuance of the 2015 Notes and the 2018 Notes, and have authorized the proper officers of the Company to execute any and all appropriate documents necessary or appropriate to effect each such issuance;
WHEREAS, this Supplemental Indenture is being entered into pursuant to the provisions of Article Two and Section 901(7) of the Indenture;
WHEREAS, the Company has requested that the Trustee execute and deliver this Supplemental Indenture; and
WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company, in accordance with its terms, and to make each of the 2015 Notes and the 2018 Notes, each when executed by the Company and authenticated and delivered by the Trustee or an authentication agent, the valid obligations of the Company, have been performed, and the execution and delivery of this Supplemental Indenture has been duly authorized in all respects;
NOW THEREFORE, in consideration of the premises and the purchase and acceptance of each of the 2015 Notes and the 2018 Notes by the Holder thereof, and for the purpose of setting forth, as provided in the Indenture, the forms and terms of each of the 2015 Notes and the 2018 Notes, the Company covenants and agrees, with the Trustee, as follows:

ARTICLE ONE
DEFINITIONS
Section 101. Definition of Terms.
Unless the context otherwise requires:
     (a) each term defined in the Indenture has the same meaning when used in this Supplemental Indenture;
     (b) the singular includes the plural and vice versa; and
     (c) headings are for convenience of reference only and do not affect interpretation.
“Agent Member” means any member of, or participant in, the Depositary.
“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than the Company or one of its subsidiaries) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Voting Stock of the Company or other Voting Stock into which the Voting Stock of the Company is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the assets of the Company and the assets of its subsidiaries, taken as a whole, to one or more Persons (other than the Company or one of its subsidiaries); or (3) the first day on which a majority of the members of the Board of Directors of the Company is composed of members who are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Voting Stock of the Company immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.
“Continuing Directors” means, as of any date of determination, any member of the Company’s Board of Directors who (1) was a member of such Board of Directors on the date of this Supplemental Indenture or (2) was nominated for election, elected or appointed to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination, election or appointment (either by a specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Exchange Notes” means the notes issued pursuant to the Exchange Offer and their Successor Notes and shall be in the form of Unrestricted Global Notes. The Exchange Notes shall be deemed part of the same series as the Original Notes for which they are exchanged.
“Exchange Offer” has the meaning specified in each of the forms of the 2015 Note and the 2018 Note contained in Exhibit A and Exhibit B, respectively.
“Exchange Offer Registration Statement” has the meaning specified in each of the forms of the 2015 Note and the 2018 Note contained in Exhibit A and Exhibit B, respectively.
“Global Note” means each of a 2015 Note or a 2018 Note that evidences all or part of the 2015 Notes or the 2018 Notes, respectively, and bears the legend specified in Exhibit A and Exhibit B, respectively. The Restricted Global Notes, the Regulation S Global Notes, and the Unrestricted Global Notes representing the 2015 Notes and the 2018 Notes shall each be a Global Note.
“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P); and the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.
“Moody’s” means Moody’s Investors Service, Inc.
“Original Notes” means the 2015 Notes and the 2018 Notes issued on February 3, 2009 (and not Regulation S Global Notes, Exchange Notes or Unrestricted Global Notes).
“Rating Agency” means in respect of any series of Securities (a) each of Moody’s and S&P; and (b) if either of Moody’s or S&P ceases to rate the Securities of such series or fails to make a rating of the Securities of such series publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Company and certified by the Company’s Board of Directors as a replacement agency for the agency that ceased such rating or failed to make it publicly available.
“Registration Default” has the meaning specified in each of the forms of the 2015 Notes and the 2018 Notes contained in Exhibit A and Exhibit B, respectively.
“Registration Rights Agreement” means the Exchange and Registration Rights Agreement, dated February 3, 2009, by and among the Company and Goldman, Sachs & Co.
“Regulation S” means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.
“Regulation S Global Note” means the Global Notes representing Regulation S Notes, together with their Successor Notes, which are Global Notes other than Restricted Global Notes or Unrestricted Global Notes.

“Regulation S Legend” means a legend substantially in the form of the legend required in each of the forms of the 2015 Note and the 2018 Note contained in Exhibit A and Exhibit B, respectively, to be placed upon each Regulation S Note.
“Regulation S Notes” means all the 2015 Notes and the 2018 Notes and their Successor Notes required to bear a Regulation S Legend. Such term includes the Regulation S Global Note.
“Restricted Global Notes” means the 2015 Notes and the 2018 Notes and any respective Successor Notes (other than Unrestricted Global Notes) that bear the Restricted Notes Legend.
“Restricted Notes Legend” means a legend substantially in the form of the legend required under Rule 144A in each of the forms of 2015 Notes and the 2018 Note contained in Exhibit A and Exhibit B, respectively.
“Restricted Period” means the period of 41 consecutive days beginning on the day on which the 2015 Notes or the 2018 Notes are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S.
“Rule 144A” means Rule 144A under the Securities Act (including any successor rule thereto), as the same may be amended from time to time.
“S&P” means Standard & Poor’s Ratings Services, a division of McGraw-Hill, Inc.
“Securities Act” means the Securities Act of 1933 as it may be amended and any successor act thereto.
“Securities Act Legend” means the Restricted Notes Legend and Regulation S Legend.
“Shelf Registration Statement” has the meaning specified in each of the forms of the 2015 Note and the 2018 Note contained in Exhibit A and Exhibit B, respectively.
“Special Interest” has the meaning specified in each of the forms of the 2015 Notes and the 2018 Note contained in Exhibit A and Exhibit B, respectively.
“Successor Note” of any particular 2015 Note or 2018 Note means every 2015 Note or 2018 Note issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular 2015 Note or 2018 Note, respectively; and, for the purposes of this definition, any Exchange Note issued in exchange for an Original Note shall be deemed a Successor Note of such Original Note and any 2015 Note or 2018 Note authenticated and delivered under Section 303, 304, 305, 306 or 906 of the Indenture in exchange for or in lieu of a 2015 Note or 2018 Note shall be deemed to evidence the same debt as the particular 2015 Note or 2018 Note, respectively.
“Unrestricted Global Note” means a Global Note that does not contain a Securities Act Legend.

“Unrestricted Notes Certificate” means a certificate substantially in the form set forth in Exhibit C.
“Voting Stock” of any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
ARTICLE TWO
GENERAL TERMS AND CONDITIONS OF THE 2015 NOTES
Section 201. Designation and Principal Amount.
There is hereby authorized and established a series of Securities under the Indenture, designated as the “10.125% Notes due 2015”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2015 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2015 Notes, pursuant to Section 303 of the Indenture.
Section 202. Maturity.
The Stated Maturity of principal for the 2015 Notes will be December 15, 2015.
Section 203. Further Issues.
The Company may from time to time, without the consent of the Holders of the 2015 Notes, issue additional notes of that series. Any such additional notes will have the same ranking, interest rate, maturity date and other terms as the 2015 Notes. Any such additional notes, together with the 2015 Notes herein provided for, will constitute a single series of Securities under the Indenture.
Section 204. Form and Payment.
Principal of, premium, if any, and interest on the 2015 Notes shall be payable in U.S. dollars.
Section 205. Global Securities.
Upon the original issuance, the 2015 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”). The Company will issue the 2015 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.
Section 206. Securities Act Legend; Transfers and Exchanges.
     (a) Upon the original issuance, the 2015 Notes shall be issued in the form of Restricted Global Notes.

     (b) Transfers and exchanges of the 2015 Notes and beneficial interests in such 2015 Notes represented by a Global Note shall be made only in accordance with this Section 206(b).
          (i) Restricted Global Note to Regulation S Global Note or Unrestricted Global Note. If the owner of a beneficial interest in the Restricted Global Note wishes to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Global Note or the Unrestricted Global Note, such transfer may be effected only in accordance with the provisions of this Section 206(b)(i) and subject to the rules and procedures of the Depositary. Upon receipt by the Security Registrar of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Global Note or Unrestricted Global Note in a specified principal amount be credited to a specified Agent Member’s account and that a beneficial interest in the Restricted Global Note in an equal amount be debited from the same or another specified Agent Member’s account and (B) an Unrestricted Notes Certificate, satisfactory to the Company and duly executed by the Holder of such Restricted Global Note or his attorney duly authorized in writing, then the Security Registrar shall reduce the principal amount of such Restricted Global Note and increase the principal amount of the Regulation S Global Note or the Unrestricted Global Note by such specified principal amount, provided that if the transfer is to occur during the Restricted Period, then such Person will take delivery in the form of a Regulation S Global Note.
          (ii) Regulation S Global Note to Restricted Global Note. If, during the Restricted Period, the owner of a beneficial interest in the Regulation S Global Note wishes to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Restricted Global Note, such transfer may be effected only in accordance with this Section 206(b)(ii) and subject to the rules and procedures of the Depositary. Upon receipt by the Security Registrar of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Restricted Global Note in a specified principal amount be credited to a specified Agent Member’s account and that a beneficial interest in the Regulation S Global Note in an equal principal amount be debited from the same or another specified Agent Member’s account and (B) an Unrestricted Notes Certificate, satisfactory to the Company and duly executed by the Holder of such Regulation S Global Note or his attorney duly authorized in writing, then the Security Registrar, shall reduce the principal amount of such Regulation S Global Note and increase the principal amount of the Restricted Global Note by such specified principal amount.
          (iii) Global Note to Non-Global Note. Except as set forth in this Indenture or pursuant to any such transfer in accordance with the Registration Rights Agreement, no Global Note may be exchanged in whole or in part for registered 2015 Notes, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Note or a nominee thereof.
Section 207. Definitive Form.

If (a) the Depositary is at any time unwilling or unable to continue as depositary or ceases to be a registered clearing agency and, in either case, a successor depositary is not appointed by the Company within 90 days of notice thereof, (b) an Event of Default has occurred with regard to the 2015 Notes and has not been cured or waived, or (c) the Company at any time and in its sole discretion determines not to have the 2015 Notes represented by Global Securities, the Company may issue the 2015 Notes in definitive form in exchange for such Global Securities. In any such instance, an owner of a beneficial interest in 2015 Notes will be entitled to physical delivery in definitive form of 2015 Notes, equal in principal amount to such beneficial interest and to have 2015 Notes registered in its name as shall be established in a Company Order.
Section 208. Interest.
The 2015 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from February 3, 2009 at the rate of 10.125% per annum, payable semiannually; interest payable on each Interest Payment Date will include interest accrued from February 3, 2009, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are June 15 and December 15, commencing on June 15, 2009; and the record date for the interest payable on any Interest Payment Date is the close of business on June 1 or December 1 (whether or not such day is a Business Day), as the case may be, next preceding the relevant Interest Payment Date. Interest on each Exchange Note will accrue from the last interest payment date on which interest was paid on the 2015 Note surrendered in exchange therefore, or, if no interest has been paid on such 2015 Note, from the date of its original issue.
Section 209. Authorized Denominations.
The 2015 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.
Section 210. Redemption.
The 2015 Notes are subject to redemption at the option of the Company as set forth in the form of the 2015 Note attached hereto as Exhibit A.
Section 211. Exchange Notes.
Unless the context otherwise requires, the 2015 Notes that are Original Notes, and the Exchange Notes issued in exchange for such Original Notes, shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions. All Exchange Notes issued upon any exchange of such Original Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under the Indenture, as the Original Notes surrendered upon such exchange. Each Exchange Note delivered in exchange for an Original Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such Original Note.

The Company shall provide prompt written notice of any Registration Default to the Trustee and Paying Agent. Neither the Trustee nor the Paying Agent shall be charged with knowledge of a Registration Default until such time as a Responsible Officer of the Trustee or Paying Agent, as applicable, shall have received written notice thereof.
Section 212. Change of Control.
     (a) Upon the occurrence of a 2015 Change of Control Repurchase Event (as defined below), unless the Company has exercised its right to redeem all of the 2015 Notes in accordance with the redemption terms as set forth in the 2015 Notes or has defeased the 2015 Notes as set forth in the 2015 Notes, the Company shall make an irrevocable offer to each Holder of 2015 Notes to repurchase all or any part (equal to or in excess of $2,000 and in integral multiples of $1,000) of such Holder’s 2015 Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of 2015 Notes repurchased plus accrued and unpaid interest, if any, on the 2015 Notes repurchased to, but not including, the date of repurchase.
     (b) Within 30 days following any 2015 Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but in either case, after the public announcement of such Change of Control, the Company shall mail, or shall cause to be mailed, to each Holder of 2015 Notes, with a copy to the Trustee, a notice:
          (i) describing the transaction or transactions that constitute or may constitute the 2015 Change of Control Repurchase Event;
          (ii) offering to repurchase all of the 2015 Notes tendered;
          (iii) setting forth the payment date (the “2015 Change of Control Payment Date”) for the repurchase of the 2015 Notes, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed;
          (iv) if mailed prior to the date of consummation of the Change of Control, stating that the offer to repurchase is conditioned on a 2015 Change of Control Repurchase Event occurring on or prior to the 2015 Change of Control Payment Date specified in such notice;
          (v) disclosing that any 2015 Note not tendered for repurchase will continue to accrue interest; and
          (vi) specifying the procedures for tendering 2015 Notes.
     (c) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the 2015 Notes as a result of a 2015 Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the 2015 Change of Control Repurchase Event provisions of the 2015 Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the 2015 Change of Control Repurchase Event provisions of the 2015 Notes by virtue of such conflict.
     (d) On the repurchase date following a 2015 Change of Control Repurchase Event, the Company shall, to the extent lawful:
          (i) accept for payment all of the 2015 Notes or portions thereof properly tendered pursuant to such offer;
          (ii) deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all of the 2015 Notes or portions thereof properly tendered; and
          (iii) deliver or cause to be delivered to the Trustee the 2015 Notes properly accepted, together with an Officers’ Certificate of the Company stating the aggregate principal amount of 2015 Notes or portions thereof being repurchased by the Company.
     (e) Upon receipt of the required funds, the Paying Agent will promptly distribute to each Holder of 2015 Notes properly tendered the purchase price for such 2015 Notes deposited with the Paying Agent by the Company, the Company will execute and the Authenticating Agent, upon the execution and delivery by the Company of such 2015 Notes, will promptly authenticate and deliver (or cause to be transferred by book-entry) to each Holder a new 2015 Note equal in principal amount to any unpurchased portion of any 2015 Notes surrendered; provided that each new 2015 Note will be in a principal amount of an integral multiple of $1,000.
     (f) The Company shall not be required to make an offer to repurchase the 2015 Notes upon a 2015 Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all 2015 Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any 2015 Notes if there has occurred and is continuing on the 2015 Change of Control Payment Date an Event of Default in respect of any series of notes under the Indenture, other than a default in the payment of all or any portion of the aggregate purchase price in respect of all 2015 Notes or portions thereof properly tendered in connection with a 2015 Change of Control Repurchase Event.
     (g) Solely for purposes of this Section 212 in connection with the 2015 Notes, the following terms shall have the following meanings:
“2015 Below Investment Grade Ratings Event” means that on any day commencing 60 days prior to the first public announcement by the Company of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which period will be extended following consummation of a Change of Control for up to an additional 60 days for so long as either of the Rating Agencies has publicly announced that it is considering a possible ratings change), the 2015 Notes are downgraded to a rating that is below

Investment Grade by each of the Rating Agencies (regardless of whether the rating prior to such downgrade was Investment Grade or below Investment Grade).
“2015 Change of Control Repurchase Event” means the occurrence of both a Change of Control and a 2015 Below Investment Grade Ratings Event.
Section 213. Appointment of Agents.
Citibank, N.A. will initially be the Security Registrar and Paying Agent for the 2015 Notes and will act as such only at its offices (a) for Securities transfer purposes and for purposes of presentment and surrender of Securities for the final distributions thereon, at Citibank, N.A., 111 Wall Street, 15th Floor, New York, New York 10005, Attention: 15th Floor Window and (b) for all other purposes, at Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, New York, 10013, Attention: Global Transaction Services, Vulcan Materials Company; or any other address that the Securities Registrar and Paying Agent may designate with respect to itself from time to time by notice to the Trustee, the Company and the Holders.
ARTICLE THREE
GENERAL TERMS AND CONDITIONS OF THE 2018 NOTES
Section 301. Designation and Principal Amount.
There is hereby authorized and established a series of Securities under the Indenture, designated as the “10.375% Notes due 2018”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2018 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2018 Notes, pursuant to Section 303 of the Indenture.
Section 302. Maturity.
The Stated Maturity of principal for the 2018 Notes will be December 15, 2018.
Section 303. Further Issues.
The Company may from time to time, without the consent of the Holders of the 2018 Notes, issue additional notes of that series. Any such additional notes will have the same ranking, interest rate, maturity date and other terms as the 2018 Notes. Any such additional notes, together with the 2018 Notes herein provided for, will constitute a single series of Securities under the Indenture.
Section 304. Form and Payment.
Principal of, premium, if any, and interest on the 2018 Notes shall be payable in U.S. dollars.
Section 305. Global Securities.

Upon the original issuance, the 2018 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC. The Company will issue the 2018 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.
Section 306. Securities Act Legend; Transfers and Exchanges.
     (a) Upon the original issuance, the 2018 Notes shall be issued in the form of Restricted Global Notes.
     (b) Transfers and exchanges of the 2018 Notes and beneficial interests in such 2018 Notes represented by a Global Note shall be made only in accordance with this Section 306(b).
          (i) Restricted Global Note to Regulation S Global Note or Unrestricted Global Note. If the owner of a beneficial interest in the Restricted Global Note wishes to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Global Note or the Unrestricted Global Note, such transfer may be effected only in accordance with the provisions of this Section 306(b)(i) and subject to the rules and procedures of the Depositary. Upon receipt by the Security Registrar of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Global Note or Unrestricted Global Note in a specified principal amount be credited to a specified Agent Member’s account and that a beneficial interest in the Restricted Global Note in an equal amount be debited from the same or another specified Agent Member’s account and (B) an Unrestricted Notes Certificate, satisfactory to the Company and duly executed by the Holder of such Restricted Global Note or his attorney duly authorized in writing, then the Security Registrar shall reduce the principal amount of such Restricted Global Note and increase the principal amount of the Regulation S Global Note or the Unrestricted Global Note by such specified principal amount, provided that if the transfer is to occur during the Restricted Period, then such Person will take delivery in the form of a Regulation S Global Note.
          (ii) Regulation S Global Note to Restricted Global Note. If, during the Restricted Period, the owner of a beneficial interest in the Regulation S Global Note wishes to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Restricted Global Note, such transfer may be effected only in accordance with this Section 306(b)(ii) and subject to the rules and procedures of the Depositary. Upon receipt by the Security Registrar of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Restricted Global Note in a specified principal amount be credited to a specified Agent Member’s account and that a beneficial interest in the Regulation S Global Note in an equal principal amount be debited from the same or another specified Agent Member’s account and (B) an Unrestricted Notes Certificate, satisfactory to the Company and duly executed by the Holder of such Regulation S Global Note or his attorney duly authorized in writing, then the Security Registrar, shall reduce the principal amount of such Regulation S Global Note and increase the principal amount of the Restricted Global Note by such specified principal amount.

          (iii) Global Note to Non-Global Note. Except as set forth in this Indenture or pursuant to any such transfer in accordance with the Registration Rights Agreement, no Global Note may be exchanged in whole or in part for registered 2018 Notes, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Note or a nominee thereof.
Section 307. Definitive Form.
If (a) the Depositary is at any time unwilling or unable to continue as depositary or ceases to be a registered clearing agency and, in either case, a successor depositary is not appointed by the Company within 90 days of notice thereof, (b) an Event of Default has occurred with regard to the 2018 Notes and has not been cured or waived, or (c) the Company at any time and in its sole discretion determines not to have the 2018 Notes represented by Global Securities, the Company may issue the 2018 Notes in definitive form in exchange for such Global Securities. In any such instance, an owner of a beneficial interest in 2018 Notes will be entitled to physical delivery in definitive form of 2018 Notes, equal in principal amount to such beneficial interest and to have 2018 Notes registered in its name as shall be established in a Company Order.
Section 308. Interest.
The 2018 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from February 3, 2009 at the rate of 10.375% per annum, payable semiannually; interest payable on each Interest Payment Date will include interest accrued from February 3, 2009, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are June 15 and December 15, commencing on June 15, 2009; and the record date for the interest payable on any Interest Payment Date is the close of business on June 1 or December 1 (whether or not such day is a Business Day), as the case may be, next preceding the relevant Interest Payment Date. Interest on each Exchange Note will accrue from the last interest payment date on which interest was paid on the 2018 Note surrendered in exchange therefore, or, if no interest has been paid on such 2018 Note, from the date of its original issue.
Section 309. Authorized Denominations.
The 2018 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.
Section 310. Redemption.
The 2018 Notes are subject to redemption at the option of the Company as set forth in the form of the 2018 Note attached hereto as Exhibit B.
Section 311. Exchange Notes.
Unless the context otherwise requires, the 2018 Notes that are Original Notes, and the Exchange Notes issued in exchange for such Original Notes, shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions. All Exchange Notes issued upon any exchange of such Original Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under the Indenture, as the Original Notes surrendered upon such exchange. Each Exchange Note delivered in exchange for an Original Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such Original Note.
The Company shall provide prompt written notice of any Registration Default to the Trustee and Paying Agent. Neither the Trustee nor the Paying Agent shall be charged with knowledge of a Registration Default until such time as a Responsible Officer of the Trustee or Paying Agent, as applicable, shall have received written notice thereof.
Section 312. Change of Control.
     (a) Upon the occurrence of a 2018 Change of Control Repurchase Event (as defined below), unless the Company has exercised its right to redeem all of the 2018 Notes in accordance with the redemption terms as set forth in the 2018 Notes or has defeased the 2018 Notes as set forth in the 2018 Notes, the Company shall make an irrevocable offer to each Holder of 2018 Notes to repurchase all or any part (equal to or in excess of $2,000 and in integral multiples of $1,000) of such Holder’s 2018 Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of 2018 Notes repurchased plus accrued and unpaid interest, if any, on the 2018 Notes repurchased to, but not including, the date of repurchase.
     (b) Within 30 days following any 2018 Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but in either case, after the public announcement of such Change of Control, the Company shall mail, or shall cause to be mailed, to each Holder of 2018 Notes, with a copy to the Trustee, a notice:
          (i) describing the transaction or transactions that constitute or may constitute the 2018 Change of Control Repurchase Event;
          (ii) offering to repurchase all of the 2018 Notes tendered;
          (iii) setting forth the payment date (the “2018 Change of Control Payment Date”) for the repurchase of the 2018 Notes, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed;
          (iv) if mailed prior to the date of consummation of the Change of Control, stating that the offer to repurchase is conditioned on a 2018 Change of Control Repurchase Event occurring on or prior to the 2018 Change of Control Payment Date specified in such notice;
          (v) disclosing that any 2018 Note not tendered for repurchase will continue to accrue interest; and
          (vi) specifying the procedures for tendering 2018 Notes.

     (c) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the 2018 Notes as a result of a 2018 Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the 2018 Change of Control Repurchase Event provisions of the 2018 Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the 2018 Change of Control Repurchase Event provisions of the 2018 Notes by virtue of such conflict.
     (d) On the repurchase date following a 2018 Change of Control Repurchase Event, the Company shall, to the extent lawful:
          (i) accept for payment all of the 2018 Notes or portions thereof properly tendered pursuant to such offer;
          (ii) deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all of the 2018 Notes or portions thereof properly tendered; and
          (iii) deliver or cause to be delivered to the Trustee the 2018 Notes properly accepted, together with an Officers’ Certificate of the Company stating the aggregate principal amount of 2018 Notes or portions thereof being repurchased by the Company.
     (e) Upon receipt of the required funds, the Paying Agent will promptly distribute to each Holder of 2018 Notes properly tendered the purchase price for such 2018 Notes deposited with the Paying Agent by the Company, the Company will execute and the Authenticating Agent, upon the execution and delivery by the Company of such 2018 Notes, will promptly authenticate and deliver (or cause to be transferred by book-entry) to each Holder a new 2018 Note equal in principal amount to any unpurchased portion of any 2018 Notes surrendered; provided that each new 2018 Note will be in a principal amount of an integral multiple of $1,000.
     (f) The Company shall not be required to make an offer to repurchase the 2018 Notes upon a 2018 Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all 2018 Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any 2018 Notes if there has occurred and is continuing on the 2018 Change of Control Payment Date an Event of Default in respect of any series of notes under the Indenture, other than a default in the payment of all or any portion of the aggregate purchase price in respect of all 2018 Notes or portions thereof properly tendered in connection with a 2018 Change of Control Repurchase Event.
     (g) Solely for purposes of this Section 312 in connection with the 2018 Notes, the following terms shall have the following meanings:

“2018 Below Investment Grade Ratings Event” means that on any day commencing 60 days prior to the first public announcement by the Company of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which period will be extended following consummation of a Change of Control for up to an additional 60 days for so long as either of the Rating Agencies has publicly announced that it is considering a possible ratings change), the 2018 Notes are downgraded to a rating that is below Investment Grade by each of the Rating Agencies (regardless of whether the rating prior to such downgrade was Investment Grade or below Investment Grade).
“2018 Change of Control Repurchase Event” means the occurrence of both a Change of Control and a 2018 Below Investment Grade Ratings Event.
Section 313. Appointment of Agents.
Citibank, N.A. will initially be the Security Registrar and Paying Agent for the 2018 Notes and will act as such only at its offices (a) for Securities transfer purposes and for purposes of presentment and surrender of Securities for the final distributions thereon, at Citibank, N.A., 111 Wall Street, 15th Floor, New York, New York 10005, Attention: 15th Floor Window and (b) for all other purposes, at Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, New York, 10013, Attention: Global Transaction Services, Vulcan Materials Company; or any other address that the Securities Registrar and Paying Agent may designate with respect to itself from time to time by notice to the Trustee, the Company and the Holders.
ARTICLE FOUR
FORMS OF NOTES
Section 401. Form of 2015 Notes.
The 2015 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the form set forth in Exhibit A hereto.
Section 402. Form of 2018 Notes.
The 2018 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the form set forth in Exhibit B hereto.
ARTICLE FIVE
ORIGINAL ISSUE OF NOTES
Section 501. Original Issue of 2015 Notes.
The 2015 Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon Company Order, authenticate and deliver such 2015 Notes as in such Company Order provided.

Section 502. Original Issue of 2018 Notes.
The 2018 Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon Company Order, authenticate and deliver such 2018 Notes as in such Company Order provided.
ARTICLE SIX
MISCELLANEOUS
Section 601. Ratification of Indenture.
The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided; provided that the provisions of this Supplemental Indenture apply solely with respect to the 2015 Notes and the 2018 Notes.
Section 602. Trustee Not Responsible for Recitals.
The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.
Section 603. Governing Law.
This Supplemental Indenture, each 2015 Note and each 2018 Note shall be governed by and construed in accordance with the laws of the State of New York.
Section 604. Separability.
In case any one or more of the provisions contained in this Supplemental Indenture, the 2015 Notes or the 2018 Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture or of the notes, but this Supplemental Indenture and the notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.
Section 605. Counterparts.
This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the day and year first above written.

VULCAN MATERIALS COMPANY
By:	/s/ D. F. Sansone
	Name:	Daniel F. Sansone
	Title:	Senior Vice President and Chief Financial Officer

WILMINGTON TRUST COMPANY, as Trustee
By:	/s/ Joshua C. Jones
	Name:	Joshua C. Jones
	Title:	Financial Services Officer

Acknowledged:
CITIBANK, N.A.,
as initial Authenticating Agent, Paying Agent,
Security Registrar and Calculation Agent

By:	/s/ John Hannon
	Name:	John Hannon
	Title:	Vice President

EXHIBIT A
FORM OF 2015 NOTES
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND NO TRANSFER OF THIS SECURITY (EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
[INCLUDE IF SECURITY IS A RESTRICTED GLOBAL NOTE: THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.
THIS SECURITY AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED IN ACCORDANCE WITH THE INDENTURE FROM TIME TO TIME TO

MODIFY THE RESTRICTIONS ON RESALES AND OTHER TRANSFERS OF THIS SECURITY TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SECURITY SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SECURITY TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.]
[INCLUDE IF SECURITY IS A REGULATION S NOTE: — UNTIL FORTY DAYS AFTER THE DATE ON WHICH THESE SECURITIES WERE FIRST OFFERED, AN OFFER OR SALE OF SECURITIES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A THEREUNDER.
THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.
THIS SECURITY AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED IN ACCORDANCE WITH THE INDENTURE FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON RESALES AND OTHER TRANSFERS OF THIS SECURITY TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SECURITY SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SECURITY TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.]
VULCAN MATERIALS COMPANY
10.125% NOTE DUE 2015

No.	$

CUSIP No. [929160 AN9(144A)/U92996 AA2(Reg. S)/ 929160 AP4 (Registered)]
     Vulcan Materials Company, a corporation duly organized and existing under the laws of New Jersey (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of                      Dollars on December 15, 2015, and to pay interest thereon from February 3, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 in each year, commencing June 15, 2009 at the rate of 10.125% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 10.125% per annum on any overdue principal and premium and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
     [TO BE INCLUDED IF SECURITY IS AN ORIGINAL NOTE: Pursuant to the Exchange and Registration Rights Agreement, dated as of February 3, 2009 (the “Registration Rights Agreement”), by and among the Company and Goldman, Sachs & Co., the Company has agreed for the benefit of the Holder of this Security that it will (i) file under the Securities Act, no later than 90 days after the date on which this Security is initially issued (the “Issue Date”), a registration statement (the “Exchange Offer Registration Statement”) relating to an offer to exchange this Security for a new debt security having terms substantially identical to this Security but that is registered under the Securities Act (the “Exchange Offer”), (ii) use its commercially reasonable efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 180 days following the Issue Date, (iii) use its commercially reasonable efforts to commence the Exchange Offer promptly, but no later than 10 Business Days after the Exchange Offer Registration Statement has become effective, and (iv) hold the Exchange Offer open for at least 20 Business Days; provided, however, that if on or prior to the time the Exchange Offer is completed, existing interpretations of the Securities and Exchange Commission or the staff thereof are changed such that this Security is not or would not be, upon receipt under the Exchange Offer, transferable by the Holder of this Security (other than a “Restricted Holder” as defined in the Registration Rights Agreement) without restriction under the Securities Act, the Company has agreed to file under the Securities Act, a shelf registration statement providing for the registration of and the sale on a continuous or delayed basis by the

Holder of this Security (such registration statement, the “Shelf Registration Statement”) no later than 30 days after such Shelf Registration Statement filing obligation arises (but no earlier than 90 days after the Issue Date) and to use its commercially reasonable efforts to cause the Shelf Registration Statement to become effective no later than 90 days after such Shelf Registration Statement filing obligation arises (but no earlier than 180 days after the Issue Date).
     In the event that (i) the Company fails to file an Exchange Offer Registration Statement with the Securities and Exchange Commission within 90 days of the Issue Date; (ii) the Exchange Offer Registration Statement is not declared effective by the Securities and Exchange Commission within 180 days of the Issue Date; (iii) the Exchange Offer is not commenced within 10 Business Days after the Exchange Offer Registration Statement is declared effective or the Exchange Offer is not held open for at least 20 Business Days; (iv) a Shelf Registration Statement is required to be filed and is not filed within 30 days of after such Shelf Registration Statement filing obligation arises (but no earlier than 90 days after the Issue Date); (v) a Shelf Registration Statement is required to be filed and is not effective within 90 days of after such Shelf Registration Statement filing obligation arises (but no earlier than 180 days after the Issue Date); or (vi) the Exchange Offer Registration Statement or, if applicable, the Shelf Registration Statement is filed and declared effective but shall thereafter either be withdrawn by the Company or shall become subject to a stop order, except as permitted by the Registration Rights Agreement, in each case (i) through (vi) upon the terms and conditions set forth in the Registration Rights Agreement (each such event referred to in clauses (i) through (vi), a “Registration Default” and each period from and including the date on which a Registration Default has occurred to but excluding the date on which all Registration Defaults have been cured, a “Registration Default Period”), then special interest (“Special Interest”) will accrue (in addition to any stated interest on this Security) at a per annum rate of 0.25% for the first 90 days of the Registration Default Period, at a per annum rate of 0.50% for the second 90 days of the Registration Default Period, at a per annum rate of 0.75% for the third 90 days of the Registration Default Period and at a per annum rate of 1.0% thereafter for the remaining portion of the Registration Default Period. In the case of a Registration Default, the Company’s only obligation under the Registration Rights Agreement is to pay Special Interest. Accrued Special Interest, if any, shall be paid in cash in arrears on each Interest Payment Date for the 2015 Notes; and the amount of accrued Special Interest shall be determined on the basis of the number of days actually elapsed.]
     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee or an authentication agent on its behalf referred to on the reverse hereof by manual signature, this

Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
Dated:

VULCAN MATERIALS COMPANY
By:

Attest:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

WILMINGTON TRUST COMPANY, as Trustee
By:
Authorized Officer

or
WILMINGTON TRUST COMPANY, as Trustee
By:	CITIBANK, N.A., as Authenticating Agent

By:
Authorized Officer

(FORM OF REVERSE OF 2015 NOTE)
     This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Debt Indenture, dated as of December 11, 2007 (herein called the “Indenture”), as supplemented by the Third Supplemental Indenture, dated as of February 3, 2009, between the Company and Wilmington Trust Company, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.
     The Securities are subject to redemption upon not less than 30 days’ nor more than 60 days’ notice by mail, at any time, as a whole or in part, at the election of the Company, at a redemption price equal to the greater of (i) one hundred percent (100%) of the principal amount of the Securities and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the Redemption Date) on the Securities discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 50 basis points, and plus accrued and unpaid interest, if any, on the Securities being redeemed to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant record dates referred to on the face hereof, all as provided in the Indenture.
     The Independent Investment Banker (as defined below) will calculate the Redemption Price.
     “Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the remaining term of those Securities.
     “Comparable Treasury Price” means, with respect to the Securities on any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities” or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such

Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.
     “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Trustee as directed by the Company.
     “Reference Treasury Dealer” means each of Banc of America Securities LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall replace that former dealer with another Primary Treasury Dealer.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and the Securities on any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.
     “Treasury Rate” means, with respect to the Securities on any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
     In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
     The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of the Company on this Security and (ii) certain restrictive covenants and other covenants and the related Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security. In addition, upon the Company’s exercise of the option provided in Section 1301 to obtain a covenant defeasance with respect to this Security, the Company shall be released from its obligations under Section 212 of the Third Supplemental Indenture (in addition to the Sections provided in Section 1303 of the Indenture) with respect to this Security on and after the date the applicable conditions set forth in Section 1304 are satisfied.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     Except as set forth in Article Thirteen of the Indenture, no reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and multiples of $1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT B
FORM OF 2018 NOTES
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND NO TRANSFER OF THIS SECURITY (EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
[INCLUDE IF SECURITY IS A RESTRICTED GLOBAL NOTE: THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

THIS SECURITY AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED IN ACCORDANCE WITH THE INDENTURE FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON RESALES AND OTHER TRANSFERS OF THIS SECURITY TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SECURITY SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SECURITY TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.]
[INCLUDE IF SECURITY IS A REGULATION S NOTE: — UNTIL FORTY DAYS AFTER THE DATE ON WHICH THESE SECURITIES WERE FIRST OFFERED, AN OFFER OR SALE OF SECURITIES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A THEREUNDER.
THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.
THIS SECURITY AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED IN ACCORDANCE WITH THE INDENTURE FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON RESALES AND OTHER TRANSFERS OF THIS SECURITY TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SECURITY SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SECURITY TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.]
VULCAN MATERIALS COMPANY
10.375% NOTE DUE 2018

No.	$
CUSIP No. [929160 AL3(144A)/U92996 AB0(Reg. S)/ 929160 AM1 (Registered)]

     Vulcan Materials Company, a corporation duly organized and existing under the laws of New Jersey (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of                                          Dollars on December 15, 2018, and to pay interest thereon from February 3, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 in each year, commencing June 15, 2009 at the rate of 10.375% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 10.375% per annum on any overdue principal and premium and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
     [TO BE INCLUDED IF SECURITY IS AN ORIGINAL NOTE: Pursuant to the Exchange and Registration Rights Agreement, dated as of February 3, 2009 (the “Registration Rights Agreement”), by and among the Company and Goldman, Sachs & Co., the Company has agreed for the benefit of the Holder of this Security that it will (i) file under the Securities Act, no later than 90 days after the date on which this Security is initially issued (the “Issue Date”), a registration statement (the “Exchange Offer Registration Statement”) relating to an offer to exchange this Security for a new debt security having terms substantially identical to this Security but that is registered under the Securities Act (the “Exchange Offer”), (ii) use its commercially reasonable efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 180 days following the Issue Date, (iii) use its commercially reasonable efforts to commence the Exchange Offer promptly, but no later than 10 Business Days after the Exchange Offer Registration Statement has become effective, and (iv) hold the Exchange Offer open for at least 20 Business Days; provided, however, that if on or prior to the time the Exchange Offer is completed, existing interpretations of the Securities and Exchange Commission or the staff thereof are changed such that this Security is not or would not be, upon receipt under the Exchange Offer, transferable by the Holder of this Security (other than a “Restricted Holder” as defined in the Registration Rights Agreement) without restriction under the Securities Act, the Company has agreed to file under the Securities Act, a shelf registration statement providing for the registration of and the sale on a continuous or delayed basis by the

Holder of this Security (such registration statement, the “Shelf Registration Statement”) no later than 30 days after such Shelf Registration Statement filing obligation arises (but no earlier than 90 days after the Issue Date) and to use its commercially reasonable efforts to cause the Shelf Registration Statement to become effective no later than 90 days after such Shelf Registration Statement filing obligation arises (but no earlier than 180 days after the Issue Date).
     In the event that (i) the Company fails to file an Exchange Offer Registration Statement with the Securities and Exchange Commission within 90 days of the Issue Date; (ii) the Exchange Offer Registration Statement is not declared effective by the Securities and Exchange Commission within 180 days of the Issue Date; (iii) the Exchange Offer is not commenced within 10 Business Days after the Exchange Offer Registration Statement is declared effective or the Exchange Offer is not held open for at least 20 Business Days; (iv) a Shelf Registration Statement is required to be filed and is not filed within 30 days of after such Shelf Registration Statement filing obligation arises (but no earlier than 90 days after the Issue Date); (v) a Shelf Registration Statement is required to be filed and is not effective within 90 days of after such Shelf Registration Statement filing obligation arises (but no earlier than 180 days after the Issue Date); or (vi) the Exchange Offer Registration Statement or, if applicable, the Shelf Registration Statement is filed and declared effective but shall thereafter either be withdrawn by the Company or shall become subject to a stop order, except as permitted by the Registration Rights Agreement, in each case (i) through (vi) upon the terms and conditions set forth in the Registration Rights Agreement (each such event referred to in clauses (i) through (vi), a “Registration Default” and each period from and including the date on which a Registration Default has occurred to but excluding the date on which all Registration Defaults have been cured, a “Registration Default Period”), then special interest (“Special Interest”) will accrue (in addition to any stated interest on this Security) at a per annum rate of 0.25% for the first 90 days of the Registration Default Period, at a per annum rate of 0.50% for the second 90 days of the Registration Default Period, at a per annum rate of 0.75% for the third 90 days of the Registration Default Period and at a per annum rate of 1.0% thereafter for the remaining portion of the Registration Default Period. In the case of a Registration Default, the Company’s only obligation under the Registration Rights Agreement is to pay Special Interest. Accrued Special Interest, if any, shall be paid in cash in arrears on each Interest Payment Date for the 2018 Notes; and the amount of accrued Special Interest shall be determined on the basis of the number of days actually elapsed.]
     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee or an authentication agent on its behalf referred to on the reverse hereof by manual signature, this

Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
Dated:

VULCAN MATERIALS COMPANY
By:

Attest:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture. WILMINGTON TRUST COMPANY, as Trustee
By:
Authorized Officer

or

WILMINGTON TRUST COMPANY, as Trustee
By:	CITIBANK, N.A., as Authenticating Agent

By:
Authorized Officer

(FORM OF REVERSE OF 2018 NOTE)
     This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Debt Indenture, dated as of December 11, 2007 (herein called the “Indenture”), as supplemented by the Third Supplemental Indenture, dated as of February 3, 2009, between the Company and Wilmington Trust Company, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.
     The Securities are subject to redemption upon not less than 30 days’ nor more than 60 days’ notice by mail, at any time, as a whole or in part, at the election of the Company, at a redemption price equal to the greater of (i) one hundred percent (100%) of the principal amount of the Securities and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the Redemption Date) on the Securities discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 50 basis points, and plus accrued and unpaid interest, if any, on the Securities being redeemed to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant record dates referred to on the face hereof, all as provided in the Indenture.
     The Independent Investment Banker (as defined below) will calculate the Redemption Price.
     “Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the remaining term of those Securities.
     “Comparable Treasury Price” means, with respect to the Securities on any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities” or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

     “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Trustee as directed by the Company.
     “Reference Treasury Dealer” means each of Banc of America Securities LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall replace that former dealer with another Primary Treasury Dealer.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and the Securities on any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.
     “Treasury Rate” means, with respect to the Securities on any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
     In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
     The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of the Company on this Security and (ii) certain restrictive covenants and other covenants and the related Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security. In addition, upon the Company’s exercise of the option provided in Section 1301 to obtain a covenant defeasance with respect to this Security, the Company shall be released from its obligations under Section 312 of the Third Supplemental Indenture (in addition to the Sections provided in Section 1303 of the Indenture) with respect to this Security on and after the date the applicable conditions set forth in Section 1304 are satisfied.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     Except as set forth in Article Thirteen of the Indenture, no reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and multiples of $1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT C
FORM OF UNRESTRICTED NOTES CERTIFICATE
Citibank, NA
111Wall Street, 15th Floor
New York, New York 10005
Attn: 15th Floor Window
Vulcan Materials Company
1200 Urban Center Drive
Birmingham, Alabama 35242
Attn: General Counsel
     Re: [10.125% Notes due 2015][10.375% Notes due 2018]
Reference is made to the Indenture, dated as of December 11, 2007 between the Vulcan Materials Company (the “Company”) and Wilmington Trust Company, as Trustee, and as supplemented by the Third Supplemental Indenture, dated February 3, 2009, between the Company and the Trustee (together, the “Indenture”). Terms used herein and defined in the Indenture or in Regulation S, Rule 144 or Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”), are used herein as so defined.
This certificate relates to U.S. $                                         principal amount of Notes, which are evidenced by the following certificate(s) (the “Specified Securities”):
CUSIP No(s). [___________________________ (144A)][ _______________________________ (Reg. S)]
COMMON CODE
CERTIFICATE No(s).
The person in whose name this certificate is executed below (the “Undersigned”) hereby certifies that (i) it is the sole beneficial owner of the Specified Securities, (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so or (iii) it is the Holder of a Global Note and has received a certification to the effect set forth below. Such beneficial owner or owners are referred to herein collectively as the “Owner”. If the Specified Securities are represented by a Global Note, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.
The Owner has requested that the Specified Securities be transferred to a person (the “Transferee”) who will take delivery in the form of a Regulation S Global Note (if certification is given during the Restricted Period pursuant to paragraph (1) below) or an Unrestricted Global

C-1

Note (if certification is given (a) after the Restricted Period pursuant to paragraph (1) or (b) pursuant to paragraph (2)). In connection with such transfer, the Owner hereby certifies or has certified that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 of Regulation S or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies or has certified as follows:
(1)	Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904 of Regulation S:
(A)	the Owner is not a Distributor of the Securities, an affiliate of the Company or any such Distributor or a person acting on behalf of any of the foregoing;

(B)	the offer of the Specified Securities was not made to a person in the United States or for the account or benefit of a U.S. Person;

(C)	either:
(i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or
(ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the International Securities Market Association or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;
(D)	no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;
(E)	if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(b)(1) have been satisfied; and
(F)	the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;
provided that if the transfer is to occur during the Restricted Period, then the Transferee will take delivery in the form of a Regulation S Global Note.
(2)	Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:
(A)	the transfer is occurring after a holding period of at least six months has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance the requirements of Rule 144; and

C-2

(B)	if the transfer is occurring prior to the first anniversary of the date of issuance of the Specified Securities, the Company is, and has been for a period of at least 90 days immediately before the transfer, subject to the reporting requirements of section 13 or 15(d) of the Securities Exchange Act of 1934.
This certificate and the statements contained herein are made for your benefit and the benefit of the Company.
Dated:

(Print the name of the Undersigned, as such term is
defined herein.)

By:
Name:
Title:

(If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

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